Exhibit 10.7

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

FIRST AMENDMENT TO

EXCLUSIVE DISTRIBUTION AGREEMENT

This First Amendment (this “Amendment”) to Exclusive Distribution Agreement is entered into as of September 27, 2011 (the “Effective Date”), by and between Zimmer Dental Inc., a Delaware corporation (“Zimmer”), and RTI Biologics, Inc., a Delaware corporation (“RTI”). Unless otherwise defined herein, capitalized terms shall have the meanings given to them in the Agreement (as defined below).

Recitals

A.    Zimmer and RTI entered into an Exclusive Distribution Agreement on September 30, 2010 (the “Agreement”).

B.    Zimmer and RTI desire to amend the Agreement in accordance with Section 13.4 of the Agreement.

Agreement

For good and valuable consideration, the receipt and sufficiency of which is acknowledged by the execution and delivery of this Amendment, Zimmer and RTI agree to amend the Agreement as follows:

1.    Amendment to Agreement. Exhibit A to the Agreement shall be amended to include the following additional Implants:

Part Numbers US, LA, APR, CAN	Brand/Product Description	Transfer Fee US/LA/APR/CN	Lead time Calendar Days	Label Shelf Life	Minimum Shelf Life Upon Receipt
Human Bone Allograft
68800	PUROS CORTICO-CANCELLOUS MIX ø 0.25-1mm, 0.5cc	[****]	[****]	[****]	[****]

68801	PUROS CORTICO-CANCELLOUS MIX ø 0.25-1mm, 1cc	[****]	[****]	[****]	[****]

68802	PUROS CORTICO-CANCELLOUS MIX ø 0.25-1mm, 2cc	[****]	[****]	[****]	[****]

68803	PUROS CORTICO-CANCELLOUS MIX ø 1-2mm, 0.5cc	[****]	[****]	[****]	[****]

68804	PUROS CORTICO-CANCELLOUS MIX ø 1-2mm, 1cc	[****]	[****]	[****]	[****]

68805	PUROS CORTICO-CANCELLOUS MIX ø 1-2mm, 2cc	[****]	[****]	[****]	[****]

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

2.    Development Fee. As consideration for the development of the Implants set forth in Section 1 above, Zimmer shall pay the amount set forth on Quotation Number 2011016 R3, attached hereto as Annex A.

3.    Effect on the Agreement. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. This Amendment is being effected in accordance with Section 13.4 of the Agreement.

[Remainder of Page Intentionally Blank]

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

IN WITNESS WHEREOF, each Party has caused this Agreement to be executed by its respective duly authorized representative as of the Effective Date.

RTI BIOLOGICS, INC.

By:	/s/ Roger Rose

Name:	Roger Rose

Title:	Executive Vice President

ZIMMER DENTAL, INC.

By:	/s/ Harold Flynn

Name:	Harold Flynn

Title:	President

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Annex A

Quotation Product Development

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.